UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

Abercrombie & Fitch Co.
(Exact name of registrant as specified in its charter)

Delaware						1-12107	31-1469076
(State or other jurisdiction of incorporation or organization)						(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path	,	New Albany	,	Ohio			43054
(Address of principal executive offices)							(Zip Code)

Registrant’s telephone number, including area code					(614)	283-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	ANF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2026 (the “Effective Date”), the Board of Directors (the “Board”) of Abercrombie & Fitch Co. (the “Company”) increased the size of the Board from nine members to 10 members in accordance with the Company’s Amended and Restated Bylaws and appointed Mary Fox as a non-associate director of the Board (the “Appointment”), with such Appointment effective as of the Effective Date. Ms. Fox’s term will continue until the Company’s 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) and until her successor is duly elected and qualified.

Ms. Fox will receive the same compensation and benefits as the other non-associate directors serving on the Board, consistent with and pursuant to the Company’s non-associate director compensation program, as described on pages 32 to 33 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2026. All such compensation will be pro-rated for the period beginning on the Effective Date and ending on the date of the 2027 Annual Meeting.

There are no arrangements or understandings between Ms. Fox or any other persons pursuant to which she was appointed a director. There are no family relationships between Ms. Fox and any director or executive officer of the Company, and the Company has not entered into any transactions with Ms. Fox that are reportable pursuant to Item 404(a) of Regulation S-K.

As of the date of this Current Report on Form 8-K, the Board had not determined Ms. Fox’s Board committee assignments. In accordance with Instruction 2 to Item 5.02 of Form 8-K, the Company intends to file an amendment to this Current Report on Form 8-K if and when such information is available.

Item 7.01 Regulation FD Disclosure.

On August 20, 2026, the Company issued a news release regarding the Appointment, a copy of which is included as Exhibit 99.1 attached hereto and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News release issued by Abercrombie & Fitch Co. on August 20, 2026

104	Cover Page Interactive Data File - the cover page Inline XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abercrombie & Fitch Co.

Dated:	August 20, 2026	By:	/s/ Gregory J. Henchel
Gregory J. Henchel
Executive Vice President, Chief Legal Officer and Corporate Secretary